SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                 April 26, 2002
                                 --------------


                                   FNB BANCORP
            (Exact name of registrant as specified in its charter)


                                  California
                (State or other jurisdiction of incorporation)


         000-49693                                     92-2115369
  (Commission File Number)                 (IRS Employer Identification No.)


975 El Camino Real, South San Francisco, California                94080
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

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Item 5.  Other Events and Regulation FD Disclosure

         On April 26, 2002, the registrant announced its earnings for the quarter ended March 31, 2002. A copy of the April 26, 2002, news release reporting such earnings is attached to this report as Exhibit 99.3 and is incorporated here by reference.

         On April 26, 2002, the Board of Directors of the registrant declared a cash dividend of 12 cents per share on shares of common stock held of record on April 30, 2002, which dividend will be payable on May 15, 2002. A copy of the April 26, 2002, news release reporting the dividend declaration is attached to this report as Exhibit 99.4 and is incorporated here by reference.


Item 7.  Exhibits

         99.3 News release dated April 26, 2002, announcing FNB Bancorp earnings for the quarter ended March 31, 2002

         99.4 News release dated April 26, 2002, announcing declaration of dividend on shares of common stock held of record on April 30, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FNB BANCORP (Registrant)


Dated:  April 26, 2002                         By: /s/ JAMES B. RAMSEY
                                                   -----------------------------
                                                   James B. Ramsey
                                                   Senior Vice President and
                                                   Chief Financial Officer

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